Weyerhaeuser Company	Exhibit 99.2

Q1.2023 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q4	Q1
in millions	Dec 31, 2022	March 31, 2023	March 31, 2022
Net sales	$1,823	$1,881	$3,112
Costs of sales	1,434	1,512	1,647
Gross margin	389	369	1,465
Selling expenses	23	22	23
General and administrative expenses	104	101	92
Other operating costs, net	30	10	6
Operating income	232	236	1,344
Non-operating pension and other post-employment benefit costs	(216)	(9)	(15)
Interest income and other	16	12	(1)
Interest expense, net of capitalized interest	(66)	(66)	(72)
Loss on debt extinguishment	—	—	(276)
(Loss) earnings before income taxes	(34)	173	980
Income taxes	45	(22)	(209)
Net earnings	$11	$151	$771

Per Share Information

	Q4	Q1
	Dec 31, 2022	March 31, 2023	March 31, 2022
Earnings per share
Basic	$0.02	$0.21	$1.03
Diluted	$0.02	$0.21	$1.03
Dividends paid per common share	$0.18	$1.09	$1.63
Weighted average shares outstanding (in thousands):
Basic	735,715	733,163	747,507
Diluted	736,640	733,546	748,823
Common shares outstanding at end of period (in thousands)	732,794	732,507	745,442

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q4	Q1
in millions	Dec 31, 2022	March 31, 2023	March 31, 2022
Net earnings	$11	$151	$771
Non-operating pension and other post-employment benefit costs	216	9	15
Interest income and other	(16)	(12)	1
Interest expense, net of capitalized interest	66	66	72
Loss on debt extinguishment	—	—	276
Income taxes	(45)	22	209
Operating income	232	236	1,344
Depreciation, depletion and amortization	120	126	122
Basis of real estate sold	7	33	31
Special items included in operating income	10	—	—
Adjusted EBITDA(1)	$369	$395	$1,497

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q1.2023 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q4	Q1
in millions	Dec 31, 2022	March 31, 2023	March 31, 2022
Net earnings	$11	$151	$771
Loss on debt extinguishment(1)	—	—	207
Pension settlement charge	152	—	—
Restructuring, impairments and other charges	8	—	—
Net earnings before special items(2)	$171	$151	$978

	Q4	Q1
	Dec 31, 2022	March 31, 2023	March 31, 2022
Net earnings per diluted share	$0.02	$0.21	$1.03
Loss on debt extinguishment(1)	—	—	0.28
Pension settlement charge	0.21	—	—
Restructuring, impairments and other charges	0.01	—	—
Net earnings per diluted share before special items(2)	$0.24	$0.21	$1.31

(1) We recorded a total pretax loss on debt extinguishment of $276 million ($207 million after-tax) in first quarter 2022.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q4	Q1
in millions	Dec 31, 2022	March 31, 2023	March 31, 2022
Pension and post-employment costs:
Pension and post-employment service costs	$9	$6	$10
Non-operating pension and other post-employment benefit costs	216	9	15
Total company pension and post-employment costs	$225	$15	$25

Weyerhaeuser Company

Q1.2023 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	December 31, 2022	March 31, 2023	March 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$1,581	$797	$1,205
Receivables, net	357	440	745
Receivables for taxes	42	28	8
Inventories	550	586	611
Prepaid expenses and other current assets	216	202	206
Total current assets	2,746	2,053	2,775
Property and equipment, net	2,171	2,157	2,026
Construction in progress	222	222	203
Timber and timberlands at cost, less depletion	11,604	11,564	11,469
Minerals and mineral rights, less depletion	214	211	252
Deferred tax assets	8	8	15
Other assets	375	365	376
Total assets	$17,340	$16,580	$17,116

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$982	$981	$—
Accounts payable	247	266	310
Accrued liabilities	511	403	674
Total current liabilities	1,740	1,650	984
Long-term debt, net	4,071	4,072	5,053
Deferred tax liabilities	96	101	66
Deferred pension and other post-employment benefits	344	346	432
Other liabilities	340	335	344
Total liabilities	6,591	6,504	6,879
Total equity	10,749	10,076	10,237
Total liabilities and equity	$17,340	$16,580	$17,116

Weyerhaeuser Company

Q1.2023 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q4	Q1
in millions	December 31, 2022	March 31, 2023	March 31, 2022
Cash flows from operations:
Net earnings	$11	$151	$771
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	120	126	122
Basis of real estate sold	7	33	31
Deferred income taxes, net	(47)	3	14
Pension and other post-employment benefits	225	15	25
Share-based compensation expense	8	8	8
Loss on debt extinguishment	—	—	276
Change in:
Receivables, net	68	(83)	(238)
Receivables and payables for taxes	(116)	14	110
Inventories	(7)	(36)	(87)
Prepaid expenses and other current assets	(5)	(9)	(1)
Accounts payable and accrued liabilities	(88)	(87)	(62)
Pension and post-employment benefit contributions and payments	(5)	(6)	(4)
Other	(4)	(3)	(8)
Net cash from operations	$167	$126	$957
Cash flows from investing activities:
Capital expenditures for property and equipment	$(208)	$(50)	$(50)
Capital expenditures for timberlands reforestation	(15)	(21)	(20)
Acquisition of timberlands	(9)	—	(18)
Other	3	2	1
Net cash from investing activities	$(229)	$(69)	$(87)
Cash flows from financing activities:
Cash dividends on common shares	$(132)	$(799)	$(1,218)
Net proceeds from issuance of long-term debt	—	—	881
Payments on long-term debt	—	—	(1,203)
Proceeds from exercise of stock options	1	2	12
Repurchases of common shares	(141)	(34)	(118)
Other	(5)	(10)	(18)
Net cash from financing activities	$(277)	$(841)	$(1,664)

Net change in cash, cash equivalents and restricted cash	$(339)	$(784)	$(794)
Cash, cash equivalents and restricted cash at beginning of period	1,920	1,581	1,999
Cash, cash equivalents and restricted cash at end of period	$1,581	$797	$1,205

Cash paid during the period for:
Interest, net of amounts capitalized	$72	$57	$78
Income taxes, net of refunds	$120	$6	$85

Weyerhaeuser Company	Timberlands Segment

Q1.2023 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2022	Q1.2023	Q1.2022
Sales to unaffiliated customers	$437	$462	$465
Intersegment sales	111	142	161
Total net sales	548	604	626
Costs of sales	436	461	423
Gross margin	112	143	203
General and administrative expenses	25	25	24
Other operating costs (income), net	1	(2)	(3)
Operating income and Net contribution to earnings	$86	$120	$182

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2022	Q1.2023	Q1.2022
Operating income	$86	$120	$182
Depreciation, depletion and amortization	64	68	65
Adjusted EBITDA(1)	$150	$188	$247

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q4.2022	Q1.2023	Q1.2022
Total increase in working capital(2)	$(28)	$(24)	$(34)
Cash spent for capital expenditures(3)	$(38)	$(26)	$(30)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q4.2022	Q1.2023	Q1.2022
Third Party	Delivered logs:
Net Sales	West	$213	$229	$259
(millions)	South	165	168	154
	North	16	17	15
	Total delivered logs	394	414	428
	Stumpage and pay-as-cut timber	16	16	9
	Recreational and other lease revenue	17	18	17
	Other revenue	10	14	11
	Total	$437	$462	$465
Delivered Logs	West	$141.88	$137.10	$161.29
Third Party Sales	South	$38.67	$38.23	$37.15
Realizations (per ton)	North	$80.57	$81.71	$72.79
Delivered Logs	West	1,503	1,674	1,604
Third Party Sales	South	4,252	4,386	4,135
Volumes (tons, thousands)	North	202	204	210
Fee Harvest Volumes	West	1,773	2,245	2,240
(tons, thousands)	South	6,216	6,432	5,842
	North	271	285	278

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q1.2023 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2022	Q1.2023	Q1.2022
Net sales	$55	$101	$128
Costs of sales	13	41	41
Gross margin	42	60	87
General and administrative expenses	8	7	6
Other operating costs, net	10	—	—
Operating income and Net contribution to earnings	$24	$53	$81

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2022	Q1.2023	Q1.2022
Operating income	$24	$53	$81
Depreciation, depletion and amortization	5	3	4
Basis of real estate sold	7	33	31
Special items	10	—	—
Adjusted EBITDA(1)	$46	$89	$116

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included In Net Contribution to Earnings (Pretax)

in millions	Q4.2022	Q1.2023	Q1.2022
Restructuring, impairments and other charges	$(10)	$—	$—

Selected Segment Items

in millions	Q4.2022	Q1.2023	Q1.2022
Cash spent for capital expenditures	$—	$—	$—

Segment Statistics

		Q4.2022	Q1.2023	Q1.2022
Net Sales	Real Estate	$18	$72	$97
(millions)	Energy and Natural Resources	37	29	31
	Total	$55	$101	$128
Acres Sold	Real Estate	2,745	20,753	24,126
Price per Acre	Real Estate	$5,550	$3,241	$3,785
Basis as a Percent of Real Estate Net Sales	Real Estate	39%	46%	32%

Weyerhaeuser Company	Wood Products Segment

Q1.2023 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2022	Q1.2023	Q1.2022
Net sales	$1,331	$1,318	$2,519
Costs of sales	1,116	1,159	1,276
Gross margin	215	159	1,243
Selling expenses	22	22	21
General and administrative expenses	36	36	35
Other operating costs, net	10	6	5
Operating income and Net contribution to earnings	$147	$95	$1,182

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2022	Q1.2023	Q1.2022
Operating income	$147	$95	$1,182
Depreciation, depletion and amortization	50	53	51
Adjusted EBITDA(1)	$197	$148	$1,233

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q4.2022	Q1.2023	Q1.2022
Total decrease (increase) in working capital(2)	$20	$(127)	$(371)
Cash spent for capital expenditures	$(184)	$(43)	$(39)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q4.2022	Q1.2023	Q1.2022
Structural Lumber	Third party net sales	$494	$515	$1,206
(volumes presented	Third party sales realizations	$495	$450	$1,041
in board feet)	Third party sales volumes(3)	996	1,144	1,157
	Production volumes	938	1,143	1,203
Oriented Strand	Third party net sales	$230	$208	$564
Board	Third party sales realizations	$335	$269	$787
(volumes presented	Third party sales volumes(3)	686	773	717
in square feet 3/8")	Production volumes	729	761	739
Engineered Solid	Third party net sales	$186	$169	$196
Section	Third party sales realizations	$3,743	$3,643	$3,433
(volumes presented	Third party sales volumes(3)	5.0	4.7	5.7
in cubic feet)	Production volumes	5.5	4.6	5.7
Engineered	Third party net sales	$102	$87	$137
I-joists	Third party sales realizations	$3,537	$3,171	$2,969
(volumes presented	Third party sales volumes(3)	29	27	46
in lineal feet)	Production volumes	31	25	44
Softwood Plywood	Third party net sales	$35	$41	$58
(volumes presented	Third party sales realizations	$543	$490	$783
in square feet 3/8")	Third party sales volumes(3)	66	83	75
	Production volumes	62	74	66
Medium Density	Third party net sales	$41	$38	$48
Fiberboard	Third party sales realizations	$1,310	$1,314	$1,082
(volumes presented	Third party sales volumes(3)	31	29	44
in square feet 3/4")	Production volumes	31	34	44

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q1.2023 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q4.2022	Q1.2023	Q1.2022
Unallocated corporate function and variable compensation expense	$(36)	$(27)	$(31)
Liability classified share-based compensation	(1)	—	1
Foreign exchange loss	(2)	(1)	—
Elimination of intersegment profit in inventory and LIFO	18	9	(59)
Other, net	(4)	(13)	(12)
Operating loss	(25)	(32)	(101)
Non-operating pension and other post-employment benefit costs	(216)	(9)	(15)
Interest income and other	16	12	(1)
Net charge to earnings	$(225)	$(29)	$(117)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2022	Q1.2023	Q1.2022
Operating loss	$(25)	$(32)	$(101)
Depreciation, depletion and amortization	1	2	2
Adjusted EBITDA(1)	$(24)	$(30)	$(99)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q4.2022	Q1.2023	Q1.2022
Pension settlement charge	$(205)	$—	$—
Special items included in net charge to earnings	$(205)	$—	$—

Unallocated Selected Items

in millions	Q4.2022	Q1.2023	Q1.2022
Cash spent for capital expenditures	$(1)	$(2)	$(1)